Exhibit 99.1

8-K Robert L.G. Watson will be presenting at the Pritchard Capital Partner’s Energize 2007 Conference in San Francisco, January 8-12, 2007

Slide 1:	Abraxas Petroleum Corporation

Energize 2007: New Year, New Realities – January 8-12, San Francisco

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture:	Pencil drawing of a drilling rig in an oil field

Slide 2:	Abraxas...

Abraxas Petroleum Corporation

• AMEX: ABP
• Market capitalization ~ $135 million
• Enterprise value ~ $260 million
• Options: CBOE and PCX
• Fully diluted shares outstanding – 44.1 million
• Ownership: ~13% insider

~29% institutional

•	Average trading volume (3 mos): ~ 200,000 shares per day

Slide 3:	Why Abraxas...

Natural gas (> 80%)

•	Operations in Texas and Wyoming
•	> 10 year inventory of projects on existing leasehold
•	Proved RLI: > 17 years

Quality assets

•	High ownership interests (79% WI)
•	Operational control (95%)
•	High producing rates per well
•	Large acreage positions
•	Substantial upside

Bar & line chart from 1977 through 2005 detailing long-term debt, market cap and proved reserves at December 31st of each year

Slide 4:	Goals...

Increase Shareholder Value

by...

Drill Bit Growth targeting Conventional Reservoirs & watching Resource Plays

Slide 5:	Growth...

...through the drill bit

Bar chart of production by quarter from Q1 2005 through Q3 2006 by area, CAGR 29%

Slide 6:	Areas of Operations...
Wyoming – Powder River Basin – Converse & Niobrara Counties

West Texas – Delaware Basin – Pecos, Reeves & Ward Counties

- Eastern Shelf – Coke, Dawson, Howard, Martin, Mitchell & Scurry Counties

South Texas – Gulf Coast Basin – DeWitt, Goliad, Lavaca & San Patricio Counties

Map of the United States highlighting Wyoming and Texas

Slide 7:	Production / Reserves...

Proved Reserves – 104.7 Bcfe (1)

Net Production – 22.2 MMcfepd (2)

Pie chart = Wyoming 2%, South Texas 31%, West Texas 67%

3P Reserves – 303.6 Bcfe (1)

Pie chart = Wyoming 3%, South Texas 13%, West Texas 84%

(1)	as of 12/31/05
(2)	Q3 actual

Slide 8:	Acreage / Projects...

Net Undeveloped Acres ~ 64,600 (1)

Pie chart = Wyoming 71%, South Texas 2%, West Texas 27%

237 3P Projects (2)

221 Incremental Projects (2)

Pie chart = Wyoming 19%, South Texas 8%, West Texas 73%

(1)	as of 12/31/05, includes mineral interest
(2)	as of 12/31/05

Slide 9:	West Texas...

Map of Texas highlighting certain counties in West Texas

165 wells (74% WI) (1)

73.0 Bcfe (Proved) (1)

254.3 Bcfe (3P) (1)

14.3 MMcfepd (2)

17,600 NUA (3)

175 projects (3P) (1)

157 incremental projects (1)

Average depth: >14,000’

Project Areas:

IRA

Clearfork / Strawn Reef

Delaware

Atoka-Wolfcamp / Mississippian /

Devonian / Montoya / Ellenburger

Cherry Canyon

Cherry & Bell Canyon

Oates SW

Wolfcamp / Woodford / Devonian
(1)	as of 12/31/05
(2)	Q3 actual
(3)	as of 12/31/05, includes mineral interest

2007 Plans

Oates SW: Devonian, Woodford

In-fill drilling programs at: Cherry Canyon, Spraberry, Clearfork, Strawn Reef

Slide 10:	Oates SW...

Map of Texas highlighting Pecos County in West Texas

38 sq. miles of 3-D seismic

~15,000 acres

Focus – Conventional Reservoir

DEVONIAN

4 wells producing – 1 awaiting completion

Q1 2007 – drill horizontally re-entry

Hudgins 34-2H: Devonian - <1.0 MMcfepd

La Escalera 1AH: Devonian - < 7.0 MMcfepd

Hudgins 37-1H: Devonian – on-line – needs fracture stimulation

Elsinore Cattle 56: Devonian - ~0.2 MMcfepd

Manzanita: Q1 07 Devonian horizontal re-entry

Secondary – Resource Play

WOODFORD

Woodford – 1 well producing

Hudgins 11-1: Woodford – producing small amount of dry gas

La Escalera 5-1: Lower Wolfcamp – not commercial

Lease map of Oates SW Field area with well locations, 3-D outline, current activity and wellbores available for re-entry depicted

Slide 11:	Resource Play...

Map of Texas highlighting Culberson, Reeves, Pecos and Ward Counties in West Texas with well locations and acreage position depicted

Delaware Basin Shale Players:

ABP, COP, CHK, CRZO, CWEI, DVN, ECA, EOG, FST, KWK, PPP, RRC, SWN, XTO, Reliance and Petro-Hunt

EOG (building pipeline after positive test)

COP (flowing gas)

Petro-Hunt (flowing gas)

ABP: Nine Mile Draw Field

2,350 net acres HBP

ABP: Oates SW Field

~15,000 acres

(gained valuable reservoir knowledge & producing small amount of dry gas)

ABP: ROC Complex

6,210 net acres HBP

Conventional Reservoirs

Slide 12:	Pecos County...

Map of Texas highlighting Pecos County in West Texas with well locations and acreage position depicted

Pecos County Players:

ABP, CHK, PXD, Reliance and Petro-Hunt (P-H)

Reliance / CHK / PXD – 3-D seismic & data swap

PXD (1 drilling & 1 permitted)

CHK 50% / P-H 50% ~100,000 acres – 3-D seismic swap

P-H (1 flowing gas & 2 permitted)

ABP: Oates SW Field

~15,000 acres

(gained valuable reservoir knowledge & producing small amount of dry gas)

Slide 13:	Resource Play Comparison...

Map of Texas highlighting Delaware Basin Shale & Ft. Worth Barnett Shale

Delaware Basin Shale Players:

ABP, COP, CHK, CRZO, CWEI, DVN, ECA, EOG, FST, KWK, PPP, RRC, SWN, XTO, Reliance and Petro-Hunt

Barnett Shale Players:

BEXP, COP, CHK, CRZO, DNR, DVN, ECA, EOG, IFNY, KWK, PPPL, RRC, XTO

Sources:

1 Natexis Bleichroeder Inc.

2 CHK estimates

3 ABP estimates

4 Pickering Energy Partners

Slide 14:	South Texas...

Map of Texas highlighting certain counties in South Texas

46 wells (93% WI) (1)

30.2 Bcfe (Proved) (1)

39.4 Bcfe (3P) (1)

7.4 MMcfepd (2)

1,200 NUA (1)

33 projects (3P) (1)

4 incremental projects (1)

Average depth: > 11,000’

Project Areas:

Edwards

Edwards / Wilcox

Wilcox

Wilcox / Reklaw / Mackhank

Portilla

Frio / Vicksburg
(1)	as of 12/31/05
(2)	Q3 actual

2007 Plans

Several exploratory wells targeting the Wilcox formation

Continual maintenance of Portilla to keep production flat

Slide 15:	Wyoming...

Map of Wyoming highlighting certain counties in east central Wyoming

10 wells (100% WI) (1)

1.5 Bcfe (Proved) (1)

9.9 Bcfe (3P) (1)

0.4 MMcfepd (2)

>50,000 Acres (3)

29 projects (3P) (1)

60 incremental projects (1)

Average depth: 9,000’

Project Area:

Brooks Draw

Teapot / Niobrara /

Turner / Mowry / Muddy

(1)	as of 12/31/05
(2)	Q3 actual
(3)	Gross acres (>92% MI), >12,000 HBP

Slide 16:	Mowry Oil Shale Play...

Map of Converse & Niobrara Counties, Wyoming with well locations and acreage positions depicted.

ABP: Brooks Draw 10 wells (5 horizontal / 5 vertical)

2 vertical wells producing from Mowry (commingled with other zones)

2007 Plans

Accelerate ? Full-scale technical evaluation of our acreage

AEZ/BEXP Horizontal Mowry Shale ~15 miles to the SE of Brooks Draw

1st well: ~150 BOPD

2nd well: drilling horizontal lateral

Slide 17:	Increase Shareholder Value...

Line chart of ABP share price and NYMEX gas since January 2005

Continue to improve balance sheet

Maintain financial flexibility and liquidity

Prioritize large opportunity set of projects

Slide 18:	ABP Undervalued...

...compared to NAV

Bar chart of NAV/share from $3 – > $18

Sky’s the Limit	?? Bcfe – incremental (highest risk)
$8-11 3P	172 Bcfe (1) – possible (higher risk)	|
	(304 Bcfe 3P reserves)	| - significant un-booked potential
$5-7 2P	27 Bcfe (1) – probable (low-risk)	|

(132 Bcfe 2P reserves)

$3-5 Proved	105 Bcfe (1) – proved

(1)	as of 12/31/05
(2)	PV10 ranges from 12.5% discount to 12.5% increase to 12/31/05 SEC PV10

Slide 19:	2006 CapEx Budget & Guidance...

Production

Annual (Bcfe)	7.5 – 8.5
Exit Rate (MMcfe/d)	20 - 22

Price Differentials off NYMEX

Gas (%/Mcf)	15%

Oil ($/Bbl)		2.00
Production Taxes (% of Revenue)	10%
Direct Lease Operating Expenses ($/Mcfe)		1.10
G&A ($/Mcfe)		0.55
Interest ($/Mcfe)		2.00
D/D/A ($/Mcfe)		1.80
Capital Expenditure Budget	($MM)	40.0*

* or 1x cash flow, whichever is lower

Guidance does not include non-cash and extraordinary items

Hedge position: 10,000 MMbtu per day through July 2007 with $4.25-$5.50 floor

Slide 20:	2007 CapEx Budget & Guidance...
Capital Expenditure Budget	($MM)	27-44

Guidance – after necessary drilling contracts have been secured.

Slide 21:	Summary...

Niche exploitation and production company

High quality assets with substantial upside

Goals:

•	Increase Shareholder Value
•	Drill Bit Growth

Slide 22:	www.abraxaspetroleum.com
Picture:	Hudgins Ranch, Delaware Basin, West Texas